                                                                     EXHIBIT 1.1

                 GENESYS TELECOMMUNICATIONS LABORATORIES, INC.

                                  COMMON STOCK

                                 (NO PAR VALUE)

                              ___________________

                          AGREEMENT AMONG UNDERWRITERS

                                   INCLUDING

                             UNDERWRITING AGREEMENT


_______________, 1997

   GOLDMAN, SACHS & CO.         LEHMAN BROTHERS INC.            ROBERTSON STEPHENS &
     85 BROAD STREET              200 VESEY STREET                  COMPANY LLC
NEW YORK, NEW YORK 10004     THREE WORLD FINANCIAL CENTER        555 CALIFORNIA STREET
                              NEW YORK, NEW YORK 10285       SAN FRANCISCO, CALIFORNIA 94104

                 GENESYS TELECOMMUNICATIONS LABORATORIES, INC.

                                  COMMON STOCK

                                 (NO PAR VALUE)

                              ___________________

                          AGREEMENT AMONG UNDERWRITERS


                                                          _______________, 1997

To each of the Underwriters named in Schedule I to the attached Underwriting Agreement

Ladies and Gentlemen:

     This is to confirm that the Underwriters agree among themselves as follows with reference to their proposed purchases severally of an aggregate of 2,400,000 shares (the "Firm Shares") and up to an aggregate of 360,000 additional shares (the "Optional Shares") of Common Stock, no par value ("Stock"), of Genesys Telecommunications Laboratories, Inc. (the "Company") (the Firm Shares and any Optional Shares that the Underwriters elect to purchase pursuant to the Underwriting Agreement (as hereinafter defined) being collectively referred to as the "Shares").

     1. Each Underwriter agrees that it will purchase, on the terms and subject to the conditions of an underwriting agreement in substantially the form attached hereto (the "Underwriting Agreement"), the number of Shares provided therein to be purchased by it (such number of Shares, including any Shares to be so purchased by such Underwriter pursuant to Section 9 of the Underwriting Agreement, being herein referred to as the "underwriting obligation" of such Underwriter). Each Underwriter authorizes us as its representatives to execute and deliver the Underwriting Agreement and to exercise in our discretion all of the authority vested in us therein. We are also authorized to take all action that we may believe desirable in carrying out the provisions of the Underwriting Agreement and this Agreement, including authority to agree to changes in those who are to be Underwriters and, subject to the following paragraph, in the number of Firm Shares and Optional Shares to be set forth opposite the name of such Underwriter in Schedule I to the Underwriting Agreement, and to agree to any variation in the terms of performance of the Underwriting Agreement and this Agreement that, in our judgment, will not have a material adverse effect upon the interests of the Underwriters.

     Notwithstanding the provisions of the preceding paragraph, the consent of an Underwriter shall be required for any increase in the number of Shares to be purchased by such Underwriter under the Underwriting Agreement, except in the following cases: (a) an increase in the number of Shares to be purchased by such Underwriter that is caused by the failure of another Underwriter or Underwriters to perform its or their obligations under the Underwriting Agreement; or (b) an increase in the number of such Shares, as a result of (i) an increase in the aggregate number of Shares proposed to be purchased by the Underwriters as a whole; (ii) a reallotment of Shares among the Underwriters; or (iii) any other cause, which in any such case
(i) through (iii) results in an aggregate net change of 25% or less in the number of Shares to be purchased by such Underwriter.

     2. The Firm Shares shall be released for sale to the public at the initial public offering price as soon after the execution and delivery of the Underwriting Agreement as in our judgment is advisable, but (except with the consent of such of the Underwriters whose underwriting obligations aggregate 50% or more of the Firm Shares under the Underwriting Agreement) not later than the seventh full business day after the execution and delivery of the Underwriting Agreement.

     Each Underwriter authorizes us, for its account, to exercise all or such portion of any overallotment option to purchase Optional Shares under the Underwriting Agreement as we in our discretion shall determine.

     3. Each Underwriter authorizes us to reserve for sale, and to sell and deliver to securities dealers selected by us, who may include any of the Underwriters, such number as we may determine of the Shares that such Underwriter agrees to purchase under the Underwriting Agreement. Such sales shall be made for the respective accounts of the Underwriters in such proportions as we may determine. Such sales shall be made at the initial public offering price, less a concession initially of not in excess of $______ per share with respect to the Shares so sold. Underwriters and such dealers may allow a portion of such concession (the "reallowance") initially of not in excess of $____ per share of the Shares so sold to any member of the National Association of Securities Dealers, Inc. (the "NASD"), acting as principal or as buyer's agent, provided such member agrees that the reallowance is to be retained and not reallowed in whole or in part and also agrees in writing to comply with NASD Rule 2740. In light of the restrictions imposed by Section 4 hereof, Underwriters and such dealers may not allow the reallowance to any foreign dealer.

     Each Underwriter also authorizes us to reserve for sale, and authorizes us or any Underwriter designated by us to sell and deliver to such retail purchasers as we may select, at the initial public offering price, such number as we may determine of the Shares that such Underwriter agrees to purchase under the Underwriting Agreement. Such reservations and sales to retail purchasers shall be made for the respective accounts of the Underwriters in such proportions as we may determine.

     At or before the time the Firm Shares are released for sale to the public, we will advise each Underwriter as to the number of Firm Shares initially reserved for sale for its account pursuant to this Section. Each Underwriter authorizes us from time to time to add to the reserved Shares any Shares of such Underwriter then remaining unsold and to release to it any reserved Shares of such Underwriter then remaining unsold.

     Each Underwriter authorizes us, on its behalf and as its representatives, to take all such actions as we may deem advisable in respect of all matters pertaining to sales of reserved Shares to dealers and to retail purchasers, including the right to make variations in the selling arrangements, and, after the Firm Shares are released for sale to the public, to vary from time to time the offering price, concessions and reallowances to dealers, and other terms of sale of the Shares hereunder and under such selling arrangements.

     4. Sales of Shares by Underwriters, except as otherwise set forth herein, shall be on the terms specified under the selling arrangements then in effect.

     Each Underwriter represents that in connection with the offering it has complied, and agrees that it will comply, with the provisions of Regulation M under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with regard, among other things, to trading by underwriters. In addition, if the exception for actively-traded securities set forth in Rule 101(c)(1) of Regulation M is available to this offering, you agree that, on the day of pricing as notified to you by us and until notification from us to the contrary, you will nonetheless (i) observe the restrictions of Rule 101 of Regulation M as if such exception were not available and (ii) in the case of any principal transaction, observe the restrictions set forth in Rule 103(b)(1),
(3) and (4) of Regulation M, except that for purposes of the proviso of Rule 103(b)(3) your ability to continue to bid and effect purchases shall be limited to 5,000 shares (in each case excluding transactions effected pursuant to the SOES system).

     5. Except as provided in the next sentence, we may, in our discretion, charge the account of any Underwriter with an amount equal to the concession allowed to dealers in respect of each Share sold by such Underwriter or sold by us for such Underwriter (and each Share that we believe has been substituted therefor), which may be delivered against a purchase contract made by us for the account of any Underwriter prior to the later of (a) the termination of all of the provisions referred to in Section 10 hereof or (b) the covering by Goldman, Sachs & Co. of any short position created by Goldman, Sachs & Co. for the account of any Underwriter pursuant to Section 9 hereof, or in lieu of such charge, require such Underwriter to repurchase on demand at the total cost thereof (including commissions), plus transfer taxes, any such Share so delivered. In the case of any such Share sold by us, the amount of such charge may not exceed the amount of any selling concession that such Underwriter is designated to receive with respect to such Share.

     6. Upon our request each Underwriter will deliver to Goldman, Sachs & Co. payment for the Shares purchased or to be purchased by such Underwriter under the Underwriting Agreement in an amount equal to the initial public offering price for such Shares less the concession to dealers. Such payment shall be made in such form and at such times and places as may be specified in such request, and each Underwriter authorizes Goldman, Sachs & Co. to make payment for such Shares against their delivery for its account hereunder.

     7. We shall remit to each Underwriter, as promptly as practicable, the amounts received by us from retail purchasers and dealers as payment in respect of Shares sold by us for the account of such Underwriter pursuant to the provisions of Section 3 hereof for which payment has been received, less the concession to dealers (a) in the case of amounts received from retail purchasers and (b) in the case where amounts received from dealers are equal to the initial public offering price. Shares purchased by each Underwriter under the Underwriting Agreement and not reserved or sold by us for its account pursuant to the provisions of Section 3 hereof shall be delivered to such Underwriter as promptly as practicable after their receipt by us. Any Shares so purchased by any Underwriter and so reserved that remain unsold at any time prior to the settlement of accounts hereunder may, in our discretion, and shall, upon the request of such Underwriter, be delivered to such Underwriter, but, until the termination of all of the provisions referred to in Section 10 hereof, for carrying purposes only.

     Each Underwriter that is a member of The Depository Trust Company authorizes us, in our discretion, to arrange for delivery of Shares to such Underwriter and for payment therefor by and to such Underwriter through the facilities of The Depository Trust Company.

     Each Underwriter, however, authorizes Goldman, Sachs & Co., in their discretion, as agent for such Underwriter, to advance funds, charging current interest rates, or arrange loans for such Underwriter's account in connection with the purchase or carrying of its Shares held for its account under this Agreement and for any other of the purposes of this Agreement, to execute and deliver any notes or other instruments evidencing such advances or loans, to hold or pledge as security therefor any or all of its Shares and to give all instructions to the lenders with respect to any such loans and the proceeds thereof, which instructions the lenders are hereby authorized to accept. In the event of any such advance or loan, repayment thereof shall, in the discretion of Goldman, Sachs & Co., be effected prior to the making of any remittance or delivery pursuant to this Section 7.

     Each Underwriter agrees that, from time to time prior to the settlement of accounts hereunder, it will furnish to us such information as we may request in order to determine the number of Shares purchased by it under the Underwriting Agreement that then remains unsold, and such Underwriter will upon our request sell to us for the account of any Underwriter as many of such unsold Shares as we may designate at the public offering price, less all or any part of the concession to dealers as we may determine.

     8. In the event of failure of any Underwriter to tender payment for Shares as provided under the Underwriting Agreement, we shall have the right under the provisions thereof to arrange for other persons, who may include ourselves and any other Underwriters, to purchase the Shares that such defaulting Underwriter agreed to purchase, and we shall also have the right, subject to Section 1 hereof, to increase pro rata the original underwriting obligations of the non-defaulting Underwriters to provide for the purchase of the Shares that such defaulting Underwriter agreed to purchase, but in neither case will such arrangements relieve such defaulting Underwriter from liability for its default.

     9. Each Underwriter authorizes Goldman, Sachs & Co., in their discretion and for the account of such Underwriter, to overallot Firm Shares, and to purchase and sell shares of Stock, for long or short account, in such amounts, at such prices and times, on such terms and in such manner as Goldman, Sachs & Co. may determine; provided, however, that at no time (except as set forth below in the event of default of any Underwriter in carrying out its commitment under this Section 9) shall (i) the net commitment of any Underwriter, for either long or short account, resulting from such overallotments, and (ii) such purchases and sales pursuant to this Section 9, exceed 20% of the number of Firm Shares that such Underwriter agrees to purchase under the Underwriting Agreement (it being agreed that for the purposes of such calculation the net commitment for short account of any Underwriter shall be deemed to be reduced by the maximum number of Optional Shares that such Underwriter is entitled to purchase under the Underwriting Agreement). It is understood that the representatives may have made purchases of securities of the Company for stabilizing purposes prior to the time this Agreement became binding upon the Underwriters or any particular Underwriter with respect to the offering of the Shares, and each Underwriter agrees that any securities so purchased shall be treated as having been purchased for the respective accounts of the Underwriters pursuant to the foregoing authorization. Each Underwriter authorizes Goldman, Sachs & Co., in their discretion and for the account of such Underwriter, to cover any short position, or sell any long position, created by Goldman, Sachs & Co. for the account of such Underwriter pursuant to this Section 9, in such amounts, at such prices, on such terms and in such manner as Goldman, Sachs & Co. may determine. Such purchases and sales, through overallotments or otherwise, shall be for the respective accounts of the Underwriters in the same proportions, as nearly as may be practicable, as the respective underwriting obligations of the Underwriters; provided, however, that, if any Underwriter defaults in carrying out its commitment under this Section, the other Underwriters not so defaulting shall assume its commitment in the same proportions as the respective underwriting obligations of such other Underwriters, without, however, relieving such defaulting Underwriter from its liability therefor. Each Underwriter agrees that it will, upon the request of Goldman, Sachs & Co., take up at cost (but, in the discretion of Goldman, Sachs & Co., until the termination of all of the provisions referred to in Section 10 hereof, for carrying purposes only) shares of Stock so purchased by Goldman, Sachs & Co. for the account of such Underwriter, and deliver to Goldman, Sachs & Co. shares of Stock so sold for the account of such Underwriter, through overallotment or otherwise. Goldman, Sachs & Co. shall have full discretionary power to pay such commissions in connection with such purchases and sales as they may deem proper and to charge such commissions on purchases and sales effected by them.

     In the event that Goldman, Sachs & Co. effect any stabilizing purchases pursuant to this Section, they will notify each Underwriter promptly of the date and time when the first stabilizing purchase is effected and the date and time when stabilizing is terminated. Each Underwriter agrees that, without the prior permission of Goldman, Sachs & Co., it will not effect any stabilizing purchases. Each Underwriter agrees that, if stabilizing is effected, it will provide Goldman, Sachs & Co. with such information and reports as are required in relation to such stabilization pursuant to the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Exchange Act.

      10. The provisions of the first paragraph of Section 4 hereof and of the first sentence of Section 9 hereof will terminate at the close of business on the thirtieth full business day after the Firm Shares are released by us for sale to the public, unless any of such provisions are terminated at such earlier time as we may determine by notice to that effect sent to each Underwriter.

      11. We may charge against the account of each Underwriter any and all expenses incurred by us on its behalf and as its representatives in connection with the purchase and sale of the Shares or preparations therefor. All expenses of a general nature incurred by us shall be borne by the Underwriters in the same proportions as the respective underwriting obligations of the Underwriters. In the event that Goldman, Sachs & Co., in order to facilitate a secondary offering, agree to pay any stock transfer tax, subject to the reimbursement by the Selling Stockholders of associated carrying costs if such tax payment is not rebated on the day of payment and of any portion of such tax payment not rebated (which each Underwriter agrees Goldman, Sachs & Co. may agree to do), and in the event such tax payment, pending such reimbursement, results in any expense to Goldman, Sachs & Co., such expense shall be deemed an expense of a general nature for purposes of the foregoing sentence. In the event of the failure of any Underwriter to fulfill its obligations hereunder, the expenses chargeable to such Underwriter pursuant to this Agreement and not paid, as well as any additional expenses arising from such default, may be charged against the other Underwriters not so defaulting in the same proportions as the respective underwriting obligations of such other Underwriters, without, however, relieving such defaulting Underwriter from its liability therefor. Our ascertainment of all expenses and apportionment thereof shall be conclusive.

      We shall not be accountable for interest on funds of any of the Underwriters at any time in our hands, and any such funds may be held by us unsegregated from our general funds.

      12. As compensation for our services to each of the Underwriters in connection herewith, each Underwriter agrees to pay us an amount equal to $_____ per share in respect of the underwriting obligation of such Underwriter and authorizes us, at our election, to charge its account therefor.

      13. Each of the Underwriters acknowledges that it has received copies of the documents stated in Section 1(a) of the Underwriting Agreement to have been filed with the Commission prior to the date of the Underwriting Agreement and delivered to us for it. The registration statement and prospectus may be further amended or changed, but no such amendment or change not disapproved by us shall release any Underwriter hereunder or under the Underwriting Agreement.

      14. Each Underwriter represents that it is a registered dealer or broker under the Exchange Act and that it is a member in good standing of the NASD and that in making sales of Shares it will comply with the Conduct Rules of the NASD, Rule 2740. We will file on behalf of the several Underwriters with the NASD such required documents and information, if any, which have been furnished to us for filing pursuant to applicable rules, statements and interpretations of the NASD.

     15. In taking all actions hereunder, except in the performance of our own obligations hereunder and under the Underwriting Agreement, we shall act only as representatives of each of the Underwriters. Our authority as representatives hereunder and under the Underwriting Agreement may be exercised by us jointly or by Goldman, Sachs & Co. on behalf of us as representatives, provided that our authority under Section 17 hereof may be exercised only by Goldman, Sachs & Co. Nothing contained herein shall constitute the Underwriters partners or render any of them liable to make payments otherwise than as herein provided. If for Federal income tax purposes the Underwriters should be deemed to constitute a partnership, then each Underwriter elects to be excluded from the application of Subchapter K, Chapter 1, Subtitle A, of the Internal Revenue Code, as amended. Each Underwriter authorizes Goldman, Sachs & Co., in their discretion, on behalf of such Underwriter, to execute such evidence of such election as may be required by the Internal Revenue Service.

     16. We shall be under no liability (except for our own want of good faith and for obligations expressly assumed by us hereunder) for or in respect of the validity or value of, or title to, any shares of

Stock; the form of, or the statements contained in or omitted from, or the validity of, the registration statement, any preliminary prospectus, the prospectus, any amendment or supplement thereto, any document that may be incorporated by reference therein or any letters or instruments executed by or on behalf of the Company, any of the Selling Stockholders or others; the form or validity of the Underwriting Agreement or this Agreement; the delivery of the Shares; the performance by the Company, any of the Selling Stockholders or others of any agreement on its or their part; the qualification for sale of the Shares under the laws of any jurisdiction; or any matter in connection with any of the foregoing; provided, however, that nothing in this Section 16 shall be deemed to relieve us from any liability imposed by the Securities Act of 1933, as amended (the "Act").

     17. (a) Each Underwriter agrees to indemnify, hold harmless and reimburse each other Underwriter, and each person, if any, who controls such other Underwriter within the meaning of Section 15 of the Act, to the extent, and upon the terms, that such Underwriter agrees to indemnify, hold harmless and reimburse the Company, the Selling Stockholders and certain other persons pursuant to the provisions of Section 8 of the Underwriting Agreement. This indemnity agreement shall remain in full force and effect regardless of any investigation made by or on behalf of such other Underwriter or controlling person or any statement made to the Commission as to the results thereof.

          (b) Each Underwriter agrees to pay upon our request, as contribution, its proportionate share, based upon the respective underwriting obligations of the Underwriters, of any losses, claims, damages or liabilities, joint or several, under the Act or otherwise, paid or incurred by any Underwriter (including us, individually or as representatives of the Underwriters) to any person other than an Underwriter (including amounts paid by an Underwriter as contribution), arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus, the prospectus, any amendment or supplement thereto, any document that may be incorporated by reference therein or any other selling or advertising material used with the consent of Goldman, Sachs & Co. by the Underwriters in connection with the sale of the Shares, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) any act or omission to act or any alleged act or omission to act by us, individually or as representatives of the Underwriters, or by the Underwriters, as a group but not individually, in connection with any transaction contemplated by this Agreement or undertaken in preparing for the purchase, sale and delivery of the Shares; and each Underwriter will pay such proportionate share of any legal or other expenses reasonably incurred by us or with our consent, in connection with investigating or defending any such loss, claim, damage or liability, or any action in respect thereof. In determining the amount of any Underwriter's obligation under this paragraph, appropriate adjustment may be made by us to reflect any amounts received by any one or more Underwriters, pursuant to Section 8 of the Underwriting Agreement or otherwise, in respect of the claim upon which such obligation is based. In respect of any claim there shall be credited against the amount of any Underwriter's obligation under this paragraph any loss, damage, liability or expense that is paid or incurred by such Underwriter as a result of any such claim being asserted against it, and, if such loss, damage, liability or expense is paid or incurred by such Underwriter subsequent to any payment by it pursuant to this paragraph, appropriate provision shall be made to effect such credit, by refund or otherwise. If any claim to which the provisions of this paragraph would be applicable is asserted, we may take such action in connection therewith as we deem necessary or desirable, including retention of counsel for the Underwriters, and in our discretion separate counsel for any particular Underwriter or group of Underwriters, and the fees and disbursements of any counsel so retained by us shall be included in the amounts of the Underwriters' obligations under this paragraph. At our discretion, we may consent to being named as the representatives of a defendant class of underwriters. Any Underwriter may elect to retain at its own expense its own counsel and, on advice of such counsel and with our consent, may settle or consent to the settlement of any such claim. We may settle or consent to the settlement of any such claim, on advice of counsel retained by us, with the approval of a majority in interest of the Underwriters. Whenever any Underwriter receives notice of the assertion of any claim to which the provisions of this paragraph would be applicable, such Underwriter will give prompt notice thereof to us. Whenever we receive notice of the assertion of any such claim, we will give prompt notice thereof to each Underwriter. We also will furnish each Underwriter with periodic reports, at such times as we deem appropriate, as to the status of any such claim and the action taken by us in connection therewith. In the event of the failure of any Underwriter to fulfill its obligations under this paragraph, such obligations may be charged against the other Underwriters not so defaulting in the same proportions as the respective underwriting obligations of such other Underwriters, without, however, relieving such defaulting Underwriter from its liability therefor. In determining amounts payable pursuant to this paragraph, any loss, claim, damage, liability or expense paid or incurred, and any amount received, by any person controlling any Underwriter within the meaning of
Section 15 of the Act that has been paid or incurred or received by reason of such control relationship shall be deemed to have been paid or incurred or received by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     18. As promptly as may be practicable after termination of all of the provisions referred to in Section 10 hereof and completion of transactions under
Section 9 hereof, any shares of Stock held by us for the account of any Underwriter shall be delivered by us to such Underwriter, and the net credit or debit balance of each Underwriter shall be paid to it or collected from it by us, but we may establish such reserves as we may deem advisable against any expenses or claims not then ascertained. If at such termination the aggregate number of shares of Stock so held by us does not exceed 20% of the aggregate underwriting obligation of the Underwriters, we may in our discretion sell such securities for the accounts of the several Underwriters at such prices and times, on such terms and in such manner as we may determine. Any Shares that are held by us for the account of any Underwriter by reason of a default by a dealer or other purchaser in respect of the purchase thereof pursuant to a sale under Section 3 hereof shall, in our discretion, be purchased from time to time by the Underwriters in the same proportions, as nearly as may be practicable, as the respective numbers of Shares theretofore contracted for sale thereunder to dealers or other purchasers, as the case may be, for the respective accounts of the Underwriters, at the net price at which such Shares were contracted for sale to such dealer or other purchaser, and we are authorized to make appropriate charges and credits to the respective accounts of the Underwriters for this purpose. Notwithstanding any distribution and settlement of accounts hereunder, each Underwriter shall remain liable for its proper proportion of any transfer tax or any other liability that may be asserted against us or any one or more of the Underwriters in respect of this Agreement or the Underwriting Agreement based upon the claim that the Underwriters constitute a partnership, an association, an unincorporated business or other separate entity.

     19. Any notice to any Underwriter shall be deemed to have been duly given if mailed, sent by telex or facsimile transmission or delivered in person to such Underwriter at the address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire. Any such notice shall take effect upon receipt thereof.

     20. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     21. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

     Please confirm that the foregoing is in accordance with your understanding by signing a counterpart hereof as indicated below.

                                      Very truly yours,

                                      Goldman, Sachs & Co.
                                      Lehman Brothers Inc.
                                      Robertson, Stephens & Company LLC


                                     By:
                                        --------------------------------
                                            (Goldman, Sachs & Co.)

Confirmed as of the date hereof:



-----------------------------------
Attorney-in-fact for each of the
several Underwriters named in
Schedule I to the attached
Underwriting Agreement

                 GENESYS TELECOMMUNICATIONS LABORATORIES, INC.

                                  COMMON STOCK
                                 (NO PAR VALUE)

                              ___________________

                             UNDERWRITING AGREEMENT

                                                                 _________, 1997

Goldman, Sachs & Co.,
Lehman Brothers Inc.
Robertson, Stephens & Company LLC
  As representatives of the several Underwriters named in Schedule I hereto
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

     Genesys Telecommunications Laboratories, Inc., a California corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 2,000,000 shares (the "Company Firm Shares") and, at the election of the Underwriters, up to 360,000 additional shares (the "Optional Shares") of Common Stock, no par value ("Stock") of the Company, and the shareholders of the Company named in Schedule II hereto (the "Selling Shareholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 400,000 shares (the "Shareholder Shares") of Stock. The Company Firm Shares and the Optional Shares are herein collectively called the "Company Shares". The Company Firm Shares and the Shareholder Shares are herein collectively called the "Firm Shares". The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares".

     1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:


              (i) A registration statement on Form S-1 (File No. 333-24479) in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus";

              (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and the Preliminary Prospectus dated May 27, 1997 did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by a Selling Shareholder expressly for use in the preparation of the answers therein to Items 7 and 11(l) of Form S-1;

               (iii) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by a Selling Shareholder expressly for use in the preparation of the answers therein to Items 7 and 11(l) of Form S-1;

               (iv) Neither the Company nor any of its Subsidiaries (as defined in Rule 405 of the Act) (the Company's Subsidiaries are collectively referred to herein as the "Subsidiaries") has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries on a consolidated basis or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its Subsidiaries on a consolidated basis, otherwise than as set forth or contemplated in the Prospectus;

               (v) Neither the Company nor any of its Subsidiaries owns any real property. The Company and its Subsidiaries have good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries;

               (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the California, with power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; the Company has all necessary authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain such would not have a material adverse effect on the Company and its Subsidiaries taken as a whole;

               (vii) Each Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; with power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; each Subsidiary has all necessary authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain such would not have a material adverse effect on the Company and its Subsidiaries taken as a whole;

              (viii) The Company has full legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company;

               (ix) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus; and all of the issued shares of capital stock of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable; the Company owns all of the shares of capital stock of each Subsidiary of the Company;

               (x) The unissued Company Shares to be issued and sold to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable; and no preemptive right, co-sale right, registration right, right of first refusal or other similar right of shareholders exists with respect to any of the Company Shares or the issuance and sale thereof other than those that have been expressly waived prior to the date hereof and those that will automatically expire upon the consummation of the transactions contemplated by this Agreement, and will conform to the description of the Stock contained in the Prospectus;

               (xi) The issue and sale of the Company Shares hereunder and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject (in either case that is material to the Company and its Subsidiaries, taken as a whole), nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or any of its Subsidiaries or any statute or any order, rule or regulation applicable to the Company or its Subsidiaries of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Company Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Company Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Company Shares by the Underwriters;

               (xii) Neither the Company nor any of its Subsidiaries is in violation of its Articles of Incorporation or By-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

              (xiii) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

               (xiv) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its Subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (xv) The Company is not and, after giving effect to the offering and sale of the Company Shares, will not be an "investment company" or an entity "controlled" by an

          "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

               (xvi) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

              (xvii) Arthur Andersen LLP, who have certified certain financial statements of the Company and its Subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

             (xviii) The Company owns or possesses adequate rights to use all patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, copyrights and other intellectual property rights that are necessary to conduct its business as described in the Prospectus; the expiration of any patents, patent rights, trade secrets, trademarks, service marks, trade names, copyrights or other intellectual property rights would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company; the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, copyrights or other intellectual property rights; and the Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, copyrights or other intellectual property rights that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect upon the Company's business, financial condition or results of operations;

               (xix) Except as provided below, each director, officer and shareholder and other security holder of the Company has entered into a lock-up agreement pursuant to which such person has agreed as follows:

              For a period of 180 days after the date of the Prospectus for the public offering (the "Lock-Up Period"), not to offer, sell, contract to sell or otherwise dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any securities of the Company that are substantially similar to the Common Stock including, but not limited to, any securities that are convertible into or exchangeable for, or that represent the right to receive, shares of Common Stock or any such substantially similar securities (collectively, "Securities"), now owned or hereafter acquired directly by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, otherwise than (i) as a bona fide gift or gifts in private transactions, by will or by intestacy, provided the donee or donees thereof agree in writing to be bound by the terms of the Lock-Up Agreement, (ii) as a distribution to partners, retired partners or the estates of such partners or retired partners or shareholders of such security holder, provided that the distributees thereof agree in writing to be bound by the terms of the Lock-Up Agreement or (iii) with the prior written consent of the Representatives. The foregoing restriction is expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction that is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-Up Period even if such Securities would be disposed of by someone other than the security holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities.

          Each director, officer, shareholder or other security holder (including each holder of an option to purchase capital stock) of the Company that has not entered into a lock-up agreement as described above is a party to a market stand-off agreement with the Company (a "Market Stand-Off Agreement");

               (xx) Except as provided in the Registration Rights Agreement, dated February 26, 1997, among the Company and the parties listed on Exhibit A attached thereto, the Company has not granted or agreed to grant any registration rights, including "piggyback rights", to any person or entity; and

               (xxi) The Shares have been approved for quotation on the National Association of Securities Dealers Automated Quotations National Market System ("NASDAQ").

          (b) Each of the Selling Shareholders severally and not jointly represents and warrants to, and agrees with, each of the Underwriters and the Company that:

               (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement, the Power of Attorney and the Custody Agreement hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Shareholder hereunder, have been obtained; and such Selling Shareholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder;

               (ii) The sale of the Shareholder Shares to be sold by such Selling Shareholder hereunder and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, to such Selling Shareholder's knowledge, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of such Selling Shareholder if such Selling Shareholder is a corporation, the Partnership Agreement of such Selling Shareholder if such Selling Shareholder is a partnership, or any statute or any order, rule or regulation applicable to such Selling Shareholder of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the sale of the Shareholder Shares or the consummation by the Selling Shareholders of the transactions contemplated by this Agreement, except the registration under the Act of the Shareholder Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shareholder Shares by the Underwriters;

               (iii) Such Selling Shareholder has, and immediately prior to each Time of Delivery (as defined in Section 4 hereof) such Selling Shareholder will have, good and valid title to the Shareholder Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shareholder Shares and payment therefor pursuant hereto and thereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

               (iv) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, such selling shareholder will not offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the prior written consent of Goldman, Sachs & Co., on behalf of the Representatives;

               (v) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

               (vi) To the extent that any statements or omissions made in the Registration Statement, the Preliminary Prospectus dated May 27, 1997, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not, insofar as it related to such Selling Shareholder, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

               (vii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder will deliver to you prior to or at the first Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

              (viii) Certificates in negotiable form representing all of the Shares to be sold by such Selling Shareholder hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to you (the "Custody Agreement"), duly executed and delivered by such Selling Shareholder to Boston Equiserve L.P., as custodian (the "Custodian"), and such Selling Shareholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (the "Power of Attorney"), appointing the persons indicated in Schedule II hereto, and each of them, as such Selling Shareholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement; and

               (ix) The Shareholder Shares represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Shareholders in accordance with the terms and conditions of this Agreement and of the Custody Agreements; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

     2. Subject to the terms and conditions herein set forth, (a) the Company and each of the Selling Shareholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Shareholders, at a purchase price per share of $____, the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company and each of the Selling Shareholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company and all of the Selling Shareholders hereunder, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause
(a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares that such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

     The Company hereby grants to the Underwriters the right to purchase at their election up to 360,000 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

     4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company and the Selling Shareholders shall be delivered by or on behalf of the Company and the Selling Shareholders to Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer to the Company and the Custodian, as their interests may appear, in immediately available funds. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on ________, 1997 on such other time and date as Goldman, Sachs & Co., the Company and the Selling Shareholders may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

          (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(j) hereof, will be delivered at the offices of Brobeck, Phleger & Harrison LLP, Two Embarcadero Place, 2200 Geng Road, Palo Alto, California 94303 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at each Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the New York Business Day next preceding each Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5.   The Company agrees with each of the Underwriters:

          (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus that shall be reasonably disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish the Underwriters with copies of the Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required by law at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus that will correct such statement or omission or effect such compliance, and in case any Underwriter is required by law to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

          (d) To make generally available to its security holders as soon as practicable, but in any event not later than the 45th day following the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement of the Company and its subsidiaries (which need not be audited) complying with
     Section 11(a) of the Act
     and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell, register with the Commission (other than on Form S-8 or any successor form), or otherwise dispose of, directly or indirectly, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option plans or employee stock purchase plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement, and the issuance of securities in connection with mergers, acquisitions of assets, reclassifications and other transactions not primarily for equity financing purposes, provided that the number of shares or other securities issued in connection with such mergers, acquisitions of assets, reclassifications and other transactions shall not exceed ten percent (10%) of the number of shares of Common Stock of the Company outstanding on the date of issuance and, provided further, that all persons that are issued such shares or other securities shall enter a lock-up agreement in the form described Section 1(a)(xix) of this Agreement), without the prior written consent of Goldman, Sachs & Co., on behalf of the Representatives (which consent shall not be unreasonably withheld);

          (f) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, for a period of three years after the effective date of the Registration Statement, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

          (g) During a period of five years from the effective date of the Registration Statement, to furnish to you at your request copies of all periodic and special reports furnished to shareholders of the Company, and to furnish to you at your request (i) copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional publicly available information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

          (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

          (i) To file with the Commission such reports on Form SR as may be required by Rule 463 under the Act; and

          (j) To not waive its rights under any Market Stand-Off Agreements without the prior written consent of Goldman Sachs & Co., on behalf of the Representatives;

     6. The Company and each of the Selling Shareholders covenant and agree with one another and with the several Underwriters that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing the Agreement among Underwriters, this Agreement, the Selling Agreements, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky surveys; (iv) all fees and expenses in connection with listing the Shares on the NASDAQ; (v) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; and
(viii) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for in this Section; and (b) such Selling Shareholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Shareholder's obligations hereunder that are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel for such Selling Shareholder, (ii) such Selling Shareholder's pro rata share of the fees and expenses of the Attorneys-in-Fact and the Custodian and (iii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Shareholder to the Underwriters hereunder. Except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Shareholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Shareholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the matters covered in paragraphs (i), (ii), (vi), (x) and (xii) of subsection (c) below, as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Brobeck, Phleger & Harrison LLP, counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of California, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

               (ii) The Company has an authorized capitalization as set forth under the caption "Capitalization" in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; and the Shares conform in all material respects to the description of the Stock contained in the Prospectus;

               (iii) To our knowledge, the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

               (iv)  Each Significant Subsidiary of the Company as set forth on
          Schedule IV hereto has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

               (v) To such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (vi) This Agreement has been duly authorized, executed and delivered by the Company;

               (vii) The issue and sale of the Shares being delivered at such Time of Delivery to be sold by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject and which is material to the Company and its subsidiaries, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or, to such counsel's knowledge, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

              (viii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

               (ix) Neither the Company nor any of its Significant Subsidiaries is in violation of its Articles of Incorporation or By-laws or, to such counsel's knowledge, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

               (x) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, fairly summarize in all material respects the information called for;

               (xi) The Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

               (xii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements, including the notes thereto, and other financial and accounting data and schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; and they do not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus that are not filed or described as required. In addition to the matters set forth above, such opinion shall also include a statement to the effect that (i) such counsel believes that the Registration Statement and the Prospectus (except for financial statements and schedules and other financial data contained therein, as to which such counsel need express no opinion), as of the Time of Delivery, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder; and (ii) such counsel has no reason to believe that (except for financial statements and schedules and other financial data contained in the Registration Statement, as to which such counsel need express no opinion or belief) the Registration Statement, as of the Time of Delivery, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that (except for financial statements and schedules and other financial data contained in the Prospectus, as to which such counsel need express no opinion or belief) the Prospectus, as of its date or at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. With respect to such statement, Brobeck, Phleger & Harrison LLP may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

          (d) The respective counsel for each of the Selling Shareholders, as indicated in Schedule II hereto, each shall have furnished to you their written opinion with respect to each of the Selling Shareholders for whom they are acting as counsel, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) A Power of Attorney and a Custody Agreement have been duly executed and delivered by such Selling Shareholder and constitute valid and binding agreements of such Selling Shareholder in accordance with their terms;

               (ii) This Agreement has been duly executed and delivered by or on behalf of such Selling Shareholder; and the sale of the Shares to be sold by such Selling Shareholder hereunder and thereunder and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Shareholder is a party or by which such Selling Shareholder is bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of such Selling Shareholder if such Selling Shareholder is a corporation, the Partnership Agreement of such Selling Shareholder if such Selling Shareholder is a partnership, or, to such counsel's knowledge, any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder;

               (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by such Selling Shareholder hereunder, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters;

               (iv) Immediately prior to such Time of Delivery, such Selling Shareholder had good and valid title to the Shares to be sold at such Time of Delivery by such Selling Shareholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder and thereunder; and

               (v) Good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters who have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code.

               In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States and in rendering the opinion in subparagraph (iv) such counsel may rely upon a certificate of such Selling Shareholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on the Shares sold by such Selling Shareholder, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate;

          (e) Blakely Sokoloff Taylor & Zafman shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) such counsel represents the Company in connection with advising regarding U.S. Patent Number 5,546,452 (the "Geotel Patent") and in connection with review of patent applications filed on behalf of the Company by other firms;

               (ii) such counsel is familiar with the technology used by the Company in its business and the manner of its use and has read the portions of the Registration Statement and the Prospectus entitled "Risk Factors--GeoTel Litigation", "Risk Factors--Protection of Intellectual Property", "Business--Intellectual Property" and "Business--GeoTel Litigation" (collectively, the "Intellectual Property Portion");

               (iii) the Intellectual Property Portion contains accurate descriptions of the Company's patent applications, issued and allowed, and fairly summarizes the legal matters, documents and proceedings related thereto;

               (iv) such counsel has reviewed the Company's patent applications filed in the United States and outside the United States (the "Applications"); the Applications have been prepared and filed on behalf of the Company in a workmanlike manner and in accordance with all applicable patent laws and regulations, and all pending Applications are being diligently pursued by the Company; the inventions described in the Applications and any patents issuing therefrom are properly assigned to the Company by an instrument in writing, duly executed by the true inventors; any applicable annuities or maintenance fees have been timely paid; to such counsel's knowledge, no other entity or individual has any right or claim in any of the Company's inventions, Applications or patents issuing therefrom; and in such counsel's opinion each of the Applications describes subject matter appropriate for a patent application under 35 U.S.C. 101; however, counsel has not undertaken any review of prior art related to the patent and applications and, therefore, has not offered any opinion regarding patentability of the technology described therein under any other section of Title 35 of the Patent Laws;

               (v) such counsel is now aware of: (i) any pending or threatened judicial or governmental proceeding relating to the Company's patent rights, or (ii) any pending or threatened action, suit or claim by others that the Company is infringing or otherwise violating any patent rights except as disclosed in the Prospectus and, in addition, counsel is aware the Company has received one communication from a third-party during 1995. Counsel understands that the third-party did not follow-up on this communication and the Company considers this matter to be closed; and

               (vi) such counsel has no reason to believe that the information contained in the Intellectual Property Portion of the Registration Statement or the Prospectus, at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading or that, at the Closing Date, the information in the Intellectual Property Portion of the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (f) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Arthur Andersen LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

          (g) (i)   Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its Subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on NASDAQ; (ii) a suspension or material limitation in trading in the Company's securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or California State authorities; or
     (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (i) The Shares to be sold by the Company and the Selling Shareholders at such Time of Delivery shall have been duly listed for quotation on NASDAQ; and

          (j) The Company and the Selling Shareholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Shareholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Shareholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Shareholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a), (g), (h) and (i) of this Section, and as to such other matters as you may reasonably request.

     8. (a) The Company and each of the Selling Shareholders listed on the attached Schedule III and identified as Affiliate Shareholders (the "Affiliate Shareholders"), jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Affiliate Shareholders shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Shares to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the Company had previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus that was identified in writing at such time to such Underwriter and corrected in the Prospectus or in the Prospectus as then amended or supplemented.

          (b) Each of the Selling Shareholders listed on the attached Schedule III and identified as Non-Affiliate Shareholders (the "Non-Affiliate Shareholders"), will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred;

     provided, however, that such Non-Affiliate Shareholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (b) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Shares to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the Company had previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus that was identified in writing at such time to such Underwriter and corrected in the Prospectus or in the Prospectus as then amended or supplemented.

          (c) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and each Selling Shareholder for any legal or other expenses reasonably incurred by the Company or such Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred.

          (d) Promptly after receipt by an indemnified party under subsection
     (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection
     (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (f) The liability of each Selling Shareholder under the indemnity and reimbursement agreements contained in the provisions of Sections 8 and 11 hereof shall be limited to an amount equal to the net proceeds of the public offering of the Shares sold by such Selling Shareholder to the Underwriters. The Company and the Selling Shareholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible, including, without limitation, allocating between the Company and the Selling Shareholders the liability resulting in a breach of the representations and warranties of the Company and the Selling Shareholders hereunder.

          (g) The obligations of the Company and the Selling Shareholders under this Section 8 shall be in addition to any liability that the Company and the respective Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each officer and employee of, and each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Shares that it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Shareholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Shareholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

          (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such Shares that remains unpurchased does not exceed one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares that such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such Shares that remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Shareholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company and the Selling Shareholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Shareholders, except for the expenses to be borne by the Company and the Selling Shareholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Shareholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Shareholder, and shall survive delivery of and payment for the Shares.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Selling Shareholders shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Company and the Selling Shareholders as provided herein, the Company and each of the Selling Shareholders pro rata (based on the number of Shares to be sold by the Company and such Selling Shareholder hereunder) will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Shareholders shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives; and in all dealings with any Selling Shareholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Shareholder made or given by any or all of the Attorneys-in-Fact for such Selling Shareholder.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; if to any Selling Shareholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Shareholder at its address set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8 (d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such

Questionnaire, which address will be supplied to the Company or the Selling Shareholders by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholders and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Shareholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Shareholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters (U.S. Version), the form of which shall be submitted to the Company and the Selling Shareholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.

     Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney that authorizes such Attorney-in-Fact to take such action.

                              Very truly yours,


                              Genesys Telecommunications Laboratories, Inc.


                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                              Gregory Shenkman
                              Alec Miloslavsky
                              Bruncor, Inc.


                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                              As Attorney-in-Fact acting on behalf of each of the Selling Shareholders named in Schedule II to this Agreement.

Accepted as of the date hereof:

Goldman, Sachs & Co.
Lehman Brothers Inc.
Robertson, Stephens & Company LLC


By:
   -------------------------------
        (Goldman, Sachs & Co.)

On behalf of each of the Underwriters

                                   SCHEDULE I
                                   ----------

                                                                        Number of Optional
                                                                           Shares to be
                                          Total Number of                  Purchased if
                                         Firm Shares to be                Maximum Option
Underwriter                                  Purchased                      Exercised
-----------                              -----------------                --------------

Goldman, Sachs & Co.
Lehman Brothers Inc.
Robertson, Stephens & Company LLC








                                              ---------                        -------
Total                                         2,400,000                        360,000
                                              =========                        =======

                                  SCHEDULE II
                                  -----------

                                                      Number of Optional
                                                         Shares to be
                                   Total Number            Sold if
                                  of Firm Shares        Maximum Option
Underwriter                         to be Sold            Exercised
-----------                       --------------      ------------------
The Company
The Selling Shareholders/1/:         2,000,000              360,000
   Bruncor, Inc.                       200,000                   --
   Gregory Shenkman                    100,000                   --
   Alec Miloslavsky                    100,000                   --








                                     ---------              -------
Total                                2,400,000              360,000
                                     =========              =======

----------------------

/1/ Each Selling Shareholder is represented by Brobeck, Phleger & Harrison LLP, Two Embarcadero Place, 2200 Geng Road, Palo Alto, 94303, and has appointed Gregory Shenkman and Michael J. McClosky, and each of them, as the Attorneys-in-Fact for such Selling Shareholder.

                                  SCHEDULE III
                                  ------------



Affiliate Shareholders
----------------------

Gregory Shenkman
Alec Miloslavsky

Non-Affiliate Shareholders
--------------------------

Bruncor, Inc.

                                  SCHEDULE IV
                                  -----------


Significant Subsidiaries
------------------------

Genesys Telecommunications Laboratories - Europe Limited, a UK corporation Genesys Laboratories Canada Inc., a New Brunswick business corporation

                                    ANNEX I
                         DESCRIPTION OF COMFORT LETTER

  Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

    (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

    (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

    (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (v)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

    (iv) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

    (v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

          (A)  (i)   the unaudited consolidated statements of income,
               consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or
               (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

          (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

          (C) the unaudited financial statements that were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

          (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

          (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case that were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or shareholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases that the Prospectus discloses have occurred or may occur or that are described in such letter; and

          (F) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases that the Prospectus discloses have occurred or may occur or that are described in such letter; and

      (vi) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.